United States
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment  No.     )

Check  the  appropriate  box:
[_]     Preliminary  information  statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[X]     Definitive  information  statement


Company  Name:  SNOHOMISH  EQUITY  CORPORATION

Payment  of  filing  fee  (check  the  appropriate  box):
[_]  No  fee  required

[X]  Fee  computed  on  table  below  per  Exchange  Act Rules 14c-5(g) and 0-11

(1)  Title  of  each  class  of  securities to which transaction applies: COMMON

(2)  Aggregate  number  of  securities  to  which transaction applies: 6,931,120

(3)  Per  unit price/underlying value pursuant to Exchange Act Rule 0-11: $0.001

(4)  Proposed  maximum  aggregate  value  of  transaction:  $6,931.12

(5) Total fee paid: $1.39 fee of one-fiftieth of one percent (0.0002) of the proposed aggregate value of the transaction.

[X]     Fee  paid  previously  with  preliminary  materials.
[_]     Check  box  if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.
(1)     Amount  previously  paid:
(2)     Form,  schedule  or  registration  statement  no.:
(3)     Filing  party:
(4)     date  filed:

                          SNOHOMISH EQUITY CORPORATION
                           24843 Del Prado, Suite 318
                               Dana Point CA 92629

                                October 15, 2001

Dear  Shareholder:

The enclosed information statement is being furnished to shareholders of record on September 30, 2001, of Snohomish Equity Corporation. ("SNOHO"), a Nevada corporation in connection with the following actions of September 30, 2001, taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:


PROPOSAL 1: To acquire all of the issued and outstanding shares or stock of Webservices Innovations, Inc.(WEB), as a wholly owned subsidiary in exchange for the issuance of 6,931,120 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Plan of Reorganization and Acquisition (see Attachement A herto).

PROPOSAL 2: To change our corporate name to Webservices Innovations, Ltd., or a Substantially similar name

PROPOSAL 3: Increase the authorized capital, to 100,000,000 (one hundred million) shares of common stock.

PROPOSAL 4: To ratify the appointment and continuation of Chisholm & Associates as our auditors


                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

     Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced Plan of Reorganization and Acquisition, has determined that the consideration to our shareholders is fair for our acquisition of WEB.

     Holders of approximately 80% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.

                       By Order of the Board of Directors,

               /s/Jeffrey A. Harry          /s/Jena Minnick-Harry
                  Jeffrey A. Harry             Jena Minnick-Harry
                  president/director           secretary/treasurer/director

                                  United States
                       SECURITIES AND EXCHANGE COMMISSION

                          SNOHOMISH EQUITY CORPORATION
                           24843 Del Prado, Suite 318
                              Dana Point, CA 92629

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14C PROMULGATED THERETO


                                    Contents

Introduction                                                                   4

1.  The  Proposals  and  the  Vote                                             5

2.  No  Time,  Place  or  Date  for  Meeting  of  Shareholders                 5

3.  The  Transaction                                                           6
      (a)  The  Terms  of  the  Transaction                                    6
      (b)  Reasons  and  Benefits  of  the  Transaction                        6
          (1)  WEB  shareholders                                               6
          (2)  SNOHO  shareholders                                             6
          (3)  Registration  Rights                                            7
      (c)  Federal  Tax  Consequences                                          7
      (d)  Plan  of  Reorganization                                            8
      (e)  Dissenters'  Rights                                                 8

4.  Interests  of  Certain  Persons                                            8

5.  Other  and  General  Information                                           8
      (a)  Independant  Public  Accountants                                    8
      (b)  Audit  Committee                                                    8
      (c)  SNOHO  Annual  Report                                               9
      (d)  WEB  Financial  Statements                                          9

6.  List  of  Attachments                                                      9
     A.  Plan  of  Reorganization  and  Acquisition
     B.  Audit  Committee  Report
     C.  Audited  Financial  Statements:  SNOHO  12/31/00
     D.  Un-Audited  Financial  Statements:  SNOHO  6/30/01
     E.  WEB  Organization  and  Business
     F.  Audited  Financial  Statements:  WEB  3/31/01
     G.  Un-Audited  Financial  Statements:  WEB  6/30/01


                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

                                  INTRODUCTION

     This 1934 Registrant, Snohomish Equity Corporation (SNOHO) has conducted a Majority Shareholder Action, pursuant to the Nevada Corporation Law, to acquire a related private company, Webservices Innovations Inc.(WEB). The laws of Nevada require that shareholders receive notice of this action. The purpose of this filing is to seek compliance with Section 14(c) of the 1934 Act, in order to provide that required notice.

     SNOHO will issue 6,931,120 shares of common stock, share for share, to the shareholders of WEB, and WEB will become a wholly-owned subsidiary of SNOHO. There will be no change of control of either corporation, or of the business of either corporation, or of the officers or directors of either corporation. Both corporations are 80% controlled by Jeffery A. Harry and Jena Minnick Harry, husband and wife.


          a. Snohomish Equity Corporation is a Nevada Corporation. SNOHO is a full-reporting 1934 Act company with the primary objective of listing its securities on the Over the Counter Bulletin Board (OTCBB). It has 125,181 currently issued and outstanding.

           Information about SNOHO can be found in December 31, 2000 Annual Report filed on Form 10-KSB. Additional information on SNOHO can be found in its public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov , or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.


          b. Webservices Innovations, Inc. is a private Nevada corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. WEB was incorporated in the state of Nevada on May 19, 1999 as Webmaster.com, Inc. Upon discovery of a corporate name conflict WEB's name changed to our present name. WEB is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of WEB taken as a whole. WEB has 6,931,120 presently issued and outstanding.

  Please see Attachment E for WEB Organization and Business in greater detail.

                         1. THE PROPOSALS AND THE VOTE.

------------------------------------------------------------------------------------------
Quorum Calculations. . . . . . . . . . . . . . . . . . . . . . . . . . .  Shares         %
------------------------------------------------------------------------------------------
Total # Shares Entitled to Vote. . . . . . . . . . . . . . . . . . . . .  125,181   100.00
per shareholder list
------------------------------------------------------------------------------------------
50% of All Shares Entitled to Vote . . . . . . . . . . . . . . . . . . .   62,591    50.00
------------------------------------------------------------------------------------------
Quorum required to conduct business = 50% + 1 share. . . . . . . . . . .   62,592
------------------------------------------------------------------------------------------
Total Shares Present . . . . . . . . . . . . . . . . . . . . . . . . . .   99,647    79.60
------------------------------------------------------------------------------------------
Voting in favor of the proposal following proposals: . . . . . . . . . .  Shares         %
------------------------------------------------------------------------------------------
PROPOSAL 1: To acquire all of the issued and outstanding shares or stock   99,647    79.60
of Webservices Innovations, Inc. (WEB), as a wholly owned subsidiary in exchange for the issuance of 6,931,120 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Plan of Reorganization and Acquisition (see
Attachement A herto).
------------------------------------------------------------------------------------------
PROPOSAL 2: To change our corporate name to Webservices Innovations,. . .  99,647    79.60
Ltd., or a substantially similar name
------------------------------------------------------------------------------------------
PROPOSAL 3: Increase the authorized capital, to 100,000,000 (one . . . .   99,647    79.60
hundred million) shares of common stock.
------------------------------------------------------------------------------------------
PROPOSAL 4: To ratify the appointment and continuation of Chisholm & . .   99,647    79.60
Associates as our auditors
------------------------------------------------------------------------------------------


             2. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS.

     There WILL NOT be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock. This information statement is first being mailed on or about _______, 2001 to the holders of Common Stock as of the Record Date, September 30, 2001. Under Federal law the record date was determined as the date that the first public announcement was made of the Plan of Reorganization and Acquisition.

     PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. SNOHO is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by SNOHO, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com

     You can read and copy any materials that we file with the SEC at the SECs Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York,

10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our legal counsel, William Stocker, at 949-487-7295.


                               3. THE TRANSACTION.


 (A) THE TERMS OF THE TRANSACTION. SNOHO will issue 6,931,120 shares of common stock, share for share, to the shareholders of WEB, and WEB will become a wholly-owned subsidiary of SNOHO. The Officers and Directors of both corporation are Jeffrey A. Harry and Jena Minnick Harry. The transaction is memorialized in that certain PLAN OF REORGANIZATGION AND ACQUISITION ("POR") of September 30, 2001 (attachment A hereto). The transaction was approved by 80% of shares of SNOHO and 80% of the shares of WEB, by Majority Shareholder Action, pursuant to the Nevada Corporate Law. The vote required for approval was 50% plus one vote. The actual affirmative vote was more than 80% of all shares issued and outstanding.

                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE REQUESTED NOT TO SEND US A PROXY.

     Thereafter, both Boards of Directors, approved the transaction, subject to the requirements of Section 14(c) of the 1934 Act.

     Each WEB shareholder will receive one share of SNOHO for each WEB share. SNOHO would then proceed to change its name to something substantially similar to Webservices Innovations, Ltd.

 (B) REASONS AND BENEFITS OF THE TRANSACTION. Mr. and Mrs. Harry have concluded that both corporation and shareholders would benefit from the transactions.

      (1) WEB SHAREHOLDERS. First and foremost, WEB (as a part of the resulting company) would be able to report pursuant to Section 13, and would, in due course become qualified for quotation on the OTCBB (Over-The-Counter Bulletin Board) without itself filing for registration of its common stock under Section 12(g).

Shareholder Category . . . . .       WEB            WEB     SNOHO Shares     SNOHO
                                Shares Before    % Before      After        % After
                                Acquisition    Acquisition  Acquisition   Acquisition
-------------------------------------------------------------------------------------
Jeffrey A. Harry/Jena M. Harry      5,600,000        80.80     5,699,647        80.77
-------------------------------------------------------------------------------------
Other WEB Shareholders . . . .      1,331,120        19.21     1,331,120        18.86
-------------------------------------------------------------------------------------
Total Before Acquisition . . .      6,931,120       100.00
-------------------------------------------------------------------------------------
Other SNOHO Shareholders . . .                                    25,534         0.36
-------------------------------------------------------------------------------------
Total After Acquisition. . . .                                 7,056,301       100.00
-------------------------------------------------------------------------------------


     Immediately preceding and following the transaction, WEB shareholders would own substantially the same percentage of the total.


      (2) SNOHO SHAREHOLDERS. The reasons and benefit to SNOHO are not so apparent and require a further analysis. In place of 20.40% non-affiliate ownership, there would result only 0.36% of the resulting company for those shareholders. While it is true that a smaller percentage of a business is better than a larger percentage of none, that is not the principal consideration. In the following discussion share numbers will be given in current post-reverse split numbers.


Shareholder Category . . . .    .  SNOHO          SNOHO        SNOHO         SNOHO
                               Shares Before    % Before   Shares After     % After
                                Acquisition    Acquisition  Acquisition   Acquisition
-------------------------------------------------------------------------------------
Jeffrey A. Harry/Jena M. Harry         99,647        79.60     5,699,647        80.77
-------------------------------------------------------------------------------------
Other Present Shareholders . .         25,534        20.40        25,534         0.36
-------------------------------------------------------------------------------------
Total Before Acquisition . . .        125,181       100.00
-------------------------------------------------------------------------------------
Other WEB Shareholders . . . .                                 1,331,120        18.86
-------------------------------------------------------------------------------------
Total After Acquisition. . . .                                 7,056,301       100.00
-------------------------------------------------------------------------------------

     SNOHO was first organized under the laws of the State of Texas on April 8, 1992, as Snohomish Equity Group, Inc. for the purpose of seeking out one or more potential business ventures, without regard to geographical considerations, which venture or ventures, in the judgment of management, warrant interest and involvement of our Company. On or about April 27, 1992, SNOHO made its initial issuance of shares of common stock to a single founders' group of six related founders, for cash. During 1992, the various Founders made private gifts of stock to family members and friends. The present 25,534 non-affiliate include those private shares-holdings, of about a hundred persons. It also includes shares issued to officers and others for services. It is the general current opinion that these 25,534 shares are not entitled to resale in reliance on
Section 4(1) of the Securities Act of 1933, or to the safe-harbor provision of Rule 144. It is the general opinion currently that these shares could not be resold in brokerage transactions without Registration pursuant to Sections 5 and 6 of the 1933 Act. Management has concluded that these shares cannot be registered for resale without a business other than the business to search for a business, pursuant to the practical and legal effects of Rule 419. The founders shares not gifted have been consolidated in a present single affiliate-control ownership.


      (3) REGISTRATION RIGHTS. Accordingly a key term of the transaction is parity of registration rights, such that any 1933 Act Registration of then existing shares for resale shall include these original SNOHO shares.


 (C) FEDERAL TAX CONSEQUENCES. The transaction between WEB and SNOHO appears to meet the Internal Revenue Code requirements for a tax free reorganization. The transaction is considered to be a forward merger in which there is no gain or loss recognized for the parties. Internal Revenue Code (IRC) sections 354 and 368 states that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The acquisition of WEB's assets into SNOHO in exchange for stock is considered to be a forward merger in which SNOHO will acquire control of WEB. The shares issued by SNOHO to be distributed to the WEB stockholders will be equivalent voting shares. The POR appears to satisfy these IRC sections.

     In addition to the formal requirements of the Code, the transaction must meet certain substantive non-statutory requirements developed through case law and IRS regulations. These non-statutory rules may change what is in form a reorganization into a taxable transaction. These two requirements are Continuity of Interest and Continuity of Business Enterprise. The Continuity of Interest requires that a substantial part of the value of the proprietary interest in the target must be preserved. Again the POR appears to satisfy this requirement. The Continuity of Business Enterprise requires the acquiring corporation to continue to use the target's historic business or a significant portion of the target's historic business assets in the business. SNOHO will preserve WEB's business or continue to use their assets in the wholly-owned SNOHO subsidiary. The shareholders of WEB will receive no other consideration than shares of SNOHO stock. Based upon this assumption the transaction will not be taxable to the shareholders. Any other transaction entered into between any of the shareholders or debtors of SNOHO with WEB or its shareholders, if determined to be part of the exchange, may disqualify the nontaxable status of the exchange.

 (D) PLAN OR REORGANIZATION. The Plan of Reorganization and Acquisition among WEB and SNOHO, attached hereto as Attachment A, is the governing document for this transaction. To understand this transaction completely the POR should be read in its entirety. It has two key terms: (1) the acquisition by SNOHO of WEB for stock; and (2) the provision for parity of registration rights. All the formal conditions to the acquisition have been met and satisfied.

 (E) DISSENTERS' RIGHTS. Under the Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this


                        4. INTERESTS OF CERTAIN PERSONS.

     The Business Plan of both SNOHO and WEB is presently the same: to become a full-service web communication group specializing in the production of all types of corporate presentation media including web-based multi-media presentations, streaming video production, CD Rom authoring, corporate Powerpoint presentations and slide production, as well as complete on-line corporate meeting production and broadcasting of corporate events, as well as custom consultation with each client to serve its communication needs.

     The Officers, Directors and 80% controlling shareholders, Jeffrey A. Harry and Jena Minnick Harry, husband and wife, are the same persons. Mr. and Mrs. Harry organized WEB in 1999. In August 2001, control of SNOHO passed to them in connection with the winding up of the affairs of Intrepid International, SNOHO's former controlling shareholder.

     The previous officers of SNOHO, nominees of Intrepid were Pete Chandler, President/Director; and Susan Sanchez, Secretary/Treasurer/Director. Neither of these former officers continue in office or enjoy an interest, directly or indirectly in WEB. Mr. and Mrs. Harry were former employees of Intrepid, but were not principals of that firm. The principals of that firm were Kirt W. James and J. Dan Sifford. Neither Mr. Sifford or Mr. James, nor Intrepid is beneficially interested in WEB. Mr. James and Mr. Sifford own insignificant amounts of common stock in SNOHO (less that 0.01%).

     Upon acquiring the 80% control block of SNOHO, Mr. and Mrs. Harry caused SNOHO to adopt the business plan of WEB, and for the two entities to pool their interests by combining in an appropriate form.

                        5. OTHER AND GENERAL INFORMATION.


 (A) INDEPENDENT PUBLIC ACCOUNTANTS. SNOHO has re-confirmed its Independent Auditor, Todd D. Chisholm cpa, Chisholm & Associates, PO Box 540216, North Salt Lake UT 84054-0216. Chisholm & Associates were independent auditors for both SNOHO and WEB both and after the transaction. There has been no change of auditors and no disagreement of any kind or sort between either SNOHO or WEB, and the auditors, as to any item or issue.

 (B) AUDIT COMMITTEE. The Audit Committee of SNOHO consists of its two Officers/Directors: Jeffrey A. Harry and Jena Minnick Harry. Our Audit Committee has reviewed and discussed SNOHO financial statements for the fiscal year ended December 31, 2000; discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent public accountants their independence.

     Based on the reviews and discussions referred to above, SNOHO's Audit Committee recommends to the board of directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB. The Audit Committee Report is provided as Attachment B, to this Information Statement.

 (C) SNOHO ANNUAL REPORT. SNOHO's Annual Report on Form 10-KSB, for the year ended December 31, 2000, including audited financial statements as of that date, is available from SNOHO on request. Further information is available by request or can be accessed on the Internet. SNOHO is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by SNOHO can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com

     You can read and copy any materials that we file with the SEC at the SECs Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our legal counsel, William Stocker, at 949-487-7295.

 (D) WEB FINANCIAL STATEMENTS. Web financial statements are attached hereto as Exhibit F. Audited Financial Statements for the year ending March 31, 2001 and Exhibit G. Un-Audited Financial Statements for the first quarter ending June 30, 2001.



                             6. LIST OF ATTACHMENTS.

     A.  Plan  of  Reorganization  and  Acquisition

     B.  Audit  Committee  Report

     C.  Audited  Financial  Statements:  SNOHO  12/31/00

     D.  Un-Audited  Financial  Statements:  SNOHO  6/30/01

     E.  WEB  Organization  and  Business

     F.  Audited  Financial  Statements:  WEB  3/31/01

     G.  Un-Audited  Financial  Statements:  WEB  6/30/01


                          SNOHOMISH EQUITY CORPORATION

                                       by


               /s/Jeffrey A. Harry          /s/Jena Minnick-Harry
                  Jeffrey A. Harry             Jena Minnick-Harry
                  president/director           secretary/treasurer/director

--------------------------------------------------------------------------------
                                  ATTACHMENT A

                     PLAN OF REORGANIZATION AND ACQUISITION
--------------------------------------------------------------------------------

                     PLAN OF REORGANIZATION AND ACQUISITION

     THIS PLAN OF REORGANIZATION AND ACQUISITION is made and dated this day of September 30, 2001 by and between the Parties.

1.  THE  PARTIES  TO  THIS  PLAN

     (1.1)  Snohomish  Equity  Corporation   ("SNOHO  "), a Nevada  Corporation.

     (1.2)  Webservices  Innovations,  Inc.  ("WEB  "),  a  Nevada  Corporation.

2.  THE  CAPITAL  OF  THE  PARTIES:

     (2.1) The Capital of SNOHO consists of 50,000,000 shares of common voting stock of $0.001 par value authorized, of which 125,181 shares are issued and outstanding; and .

     (2.2) The Capital of WEB consists of 50,000,000 shares of common voting stock of $0.001 par value authorized, of which 6,931,120 shares are issued and outstanding.

3. PLAN OF REORGANIZATION AND ACQUISITION. Subject to the terms and conditions of this Plan of Reorganization and Acquisition, SNOHO (Nevada), and WEB (Nevada) shall be reorganized, such that SNOHO shall acquire WEB, and WEB shall become a wholly-owned subsidiary of SNOHO .

4. TAX FREE REORGANIZATION. Internal Revenue Code (IRC) sections 354 and 368 states that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock.

5.  CONDITIONS  PRECEDENT.

     (5.1) The Boards of Directors of both Corporations respectively shall have determined that it is advisable and in the best interests of each of them and both of them to proceed with the acquisition by the Public Corporation, in accordance with IRS 368 (B) and (C). These U.S. tax provisions provide generally that no gain or loss be recognized from a statutory reorganization of two corporations.

     (5.2) The Shareholders of both Corporations respectively shall have approved the acquisition and this agreement, and each shall have been approved and adopted by the Board of Directors of in a manner consistent with the laws of its Jurisdiction and its constituent documents.

     (5.3) Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete this Plan of Reorganization as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on a date determined by the parties;

     (5.4) The rights of dissenting shareholders, if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with this Plan of Reorganization and Acquisition.

     (5.5) All of the terms, covenants and conditions of this Plan of Reorganization and Acquisition to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

     (5.6) The representations and warranties of the parties, contained in this Plan of Reorganization and Acquisition, as herein contemplated, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a corporate certificate, of a director of each party, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other.

     (5.7) Each Corporation hereby represents and warrants that the foregoing recitals are true, correct and accurate.

6. TERMINATION. This Plan of Reorganization and Acquisition may be terminated at any time prior to closing, whether before or after approval by the shareholders of either or both; (i) by mutual consent; or (ii) by either party if the other is unable to meet the specific conditions precedent applicable to its performance within a reasonable time; or (iii) by either or both if holders of a sufficient number of securities exercises dissenters' rights such that to complete the transaction herein contemplated would create undue financial difficulty upon either or both. In the event that termination of this Plan of Reorganization and Acquisition by either or both, as provided above, this Plan of Reorganization and Acquisition shall forthwith become void and there shall be no liability on the part of either party or their respective officers and directors.

7.  CONVERSION  OF  OUTSTANDING  SHARES.

     (7.1) Each and every share of stock of WEB held in treasury shall be cancelled.

     (7.2) Each and every one share of WEB shall be converted into one (1) share of SNOHO common stock, duly and validly issued, fully paid and non-assessable.

     (7.3) Immediately before and after conversion corporate control and the percentage ownership of WEB non-affiliates shall be substantially unchanged:

                                     WEB          WEB          SNOHO         SNOHO
                               Shares Before    % Before    Shares After    % After
                                Acquisition    Acquisition  Acquisition   Acquisition
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jeffrey A. Harry/Jena M. Harry      5,600,000        80.80     5,699,647        80.77
-------------------------------------------------------------------------------------
Other WEB Shareholders . . . .      1,331,120        19.21     1,331,120        18.86
-------------------------------------------------------------------------------------
Total Before Acquisition . . .      6,931,120       100.00
-------------------------------------------------------------------------------------
Other SNOHO Shareholders . . .                                    25,534         0.36
-------------------------------------------------------------------------------------
Total After Acquisition. . . .                                 7,056,301       100.00
-------------------------------------------------------------------------------------

     (7.4) REGISTRATION RIGHTS. There shall be parity of registration rights, such that any 1933 Act Registration of then existing shares for resale shall include the original SNOHO shares.

8. SURVIVING CORPORATIONS. Both corporations shall survive the Reorganization herein contemplated and shall continue to be governed by the laws of its respective State of Incorporation.

     (8.1) SURVIVING ARTICLES OF INCORPORATION: the Articles of Incorporation of both corporations remain in full force and effect, unchanged.

     (8.2) SURVIVING BY-LAWS: the By-Laws of both corporations shall have been adopted or amended in form approved by WEB, before Closing, and such By-Laws, as so adopted or amended, shall then remain in full force and effect, unchanged, by this Acquisition. If WEB shall not have adopted By-Laws, then the By-Laws of SNOHO shall be deemed adopted, until amended.

9. RIGHTS OF DISSENTING SHAREHOLDERS: The rights, if any, of dissenting shareholders shall be determined as follows:

     (9.1) BEFORE CLOSING: Before Closing, as hereafter defined, each of the corporations shall be responsible for the rights of its own dissenting shareholders. Each party shall be responsible for the handling of rights of its dissenting shareholders, if any. Either party shall have the right to terminate this Plan of Reorganization and Acquisition if holders of a sufficient number of its shareholders exercise their lawful dissenters rights such that to complete the transactions herein contemplated would create undue burden upon it. Such determination shall be made by the Board of Directors of such party, in their sole discretion, acting reasonably.

     (9.2) AFTER CLOSING: After Closing, SNOHO shall be the entity responsible for the rights and claims of dissenting shareholders.

     (9.3)  APPOINTMENT  OF  AGENTS.  Both corporations are Nevada corporations.

10. CLOSING. Subject to the terms and conditions of this Plan of Reorganization and Acquisition, upon closing the transaction, the following events and transactions (the Closing) will occur.

     (10.1) SNOHO shall acquire WEB, pursuant to the laws of Nevada, together all of the property, right and interest of WEB and be subject to all the debts, liabilities and obligations of WEB, and SNOHO shall continue as the "Parent Corporation".

     (10.2) The name of the Parent Corporation shall remain/become "Webservices Innovations, Ltd."

11. ARTICLES OF SHARE EXCHANGE. The Directors of the Parent Corporation shall, forthwith upon Closing, prepare and file Articles of Acquisition with this Plan of Reorganization and Acquisition attached, with the Secretaries of State of Nevada and Nevada .

12. CLOSING/EFFECTIVE DATE: The Reorganization and Acquisition contemplated by this Agreement shall Close and become effective on the following dates: the Closing Date, shall be determined by the Boards of Directors of SNOHO and WEB, in the manner provided by the laws of places of incorporation and consistent with the constituent corporate documents of each party, upon the satisfaction or waiver of all of the conditions precedent hereinbefore or hereinafter after set forth; the Effective Date shall be the date of filing the Articles of Share Exchange with the Secretary of State of Nevada .

13.  MUTUAL  EXPRESS  COVENANTS:

     (13.1) FURTHER ASSURANCES: The Directors of each Corporation shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein. Specifically, and without limitation: each party covenants to use all reasonable efforts to obtain all consents, approvals and waivers, including the approval of its directors and security holders, that may be necessary or desirable in order to complete the transactions contemplated herein; take such other measures as may be appropriate to fulfill its obligations hereunder and to carry out the transactions contemplated herein; afford to the other parties hereto, and their financial and legal advisors, reasonable access during normal business hours, to the management, properties, books, contracts, commitments and records of such party and to allow the other party hereto and their advisors to perform an examination of the financial condition, business, affairs, property and assets of the party and during such period, shall promptly furnish to the other party hereto, a copy of all information concerning its business, properties and personnel as the other party hereto may reasonably request; and use all reasonable efforts to cause each of the conditions precedent set forth in this Plan of Reorganization and Acquisition to be completed or complied with on or before Closing, and to complete the actions following Closing necessary to make the Closing effective.

     (13.2) GOOD FAITH AND FAIR DEALING: Each Corporation covenants hereby to deal with each other and each others shareholders fairly and in good faith, in all matters related to this Agreement and the events and transactions contemplated by it.

     (13.3) EXECUTORY PERIOD BEFORE CLOSING: Each Corporation agrees with the other that it will not, during the "executory period" after the making of this Agreement and until Closing: allot or issue any shares of its capital or enter into any agreement granting the right, by conversion, exchange or otherwise, to acquire any of its un-issued capital, except as contemplated herein; declare any dividends; sell all or any part of its assets, or otherwise enter into any transactions or negotiations which could reasonably be expected to interfere with or be inconsistent with the consummation of this Plan of Reorganization and Acquisition; amend or alter its constituent documents except as contemplated herein; or engage in any business, enterprise or activity materially different from that carried on by it at the date of this Plan of Reorganization and Acquisition or enter into any transaction or incur any obligation, expenditure or liability other than in the ordinary course of business, as presently conducted.

14. GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES. The purpose and general import of the Mutual Representations and Warranties, are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is or shall be accurate, true and correct. Each Corporation acknowledges and confirms that it is relying on such representations and warranties in connection with this Plan of Reorganization and Acquisition:

     (14.1) ORGANIZATION AND QUALIFICATION. Each Corporation warrants and represents that it is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

     (14.2) CORPORATE AUTHORITY. Each Corporation warrants and represents that it has Corporate Authority, under the laws of its jurisdiction and its constituent documents, to enter into this Agreement and to complete the transactions contemplated hereby.

     (14.3) OWNERSHIP OF ASSETS AND PROPERTY. Each Corporation warrants and represents that it is duly incorporated and organized and validly subsisting and in good standing under the laws of its respective jurisdiction and has the corporate power and authority to own or lease its assets as now owned or leased and to carry on its business as now carried on and holds all necessary federal, state and municipal governmental licenses, permits and authorizations in connection therewith, except for those where the failure to hold such licenses, permits and authorizations would not have a material adverse effect on the business, prospects, property, financial condition or results of its operations. Each Corporation has lawful title and ownership of its property as reported to the other, and as disclosed in its financial statements.

     (14.4) CURRENT COMPLIANCE. To the best of each Corporation's knowledge, it is in compliance with all applicable governmental laws, by-laws, regulations and orders material to its corporate existence, operations and properties.

     (14.5) ABSENCE OF CERTAIN CHANGES OR EVENTS. Each Corporation warrants and represents that there are and shall be at Closing no material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing shall have been disclosed in writing as current as is reasonably practicable. Certain financial statements, have been exchanged between the parties, and others shall have been exchanged before Closing. All such financial statements together with the notes thereto present, and shall present fairly, the financial position of such corporation as of its respective date, and have been, or shall have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except that the unaudited financial statements may or may not contain notes and are subject to year-end adjustments). To the best of each party's respective knowledge, there have been no changes in the condition, financial or otherwise, or in the results of operations of either corporation which have had or may reasonably be expected to have a material adverse effect on the business, prospects, property, financial condition or results of operations of either. Neither Corporation has declared or paid any dividends or otherwise made any distribution of any kind or nature to any of its shareholders or has any material liabilities, debts or obligations, whether accrued, absolute or contingent, which have not been otherwise disclosed, or which shall not have been disclosed to the other.

     (14.6) LITIGATION AND ENFORCEMENTS. There are no legal, arbitrable, governmental or other actions, proceedings or investigations pending or threatened against or otherwise affecting either Corporation or any of its assets, and to the best of each corporation's knowledge there has been no event or events which have occurred that could give rise to any such material action, proceeding or investigation. Each Corporation warrants and represents that there are no legal proceedings, administrative or regulatory proceedings, pending or suspected, which have not been fully disclosed in writing to the other.

     (14.7) ABSENCE OF UNDISCLOSED LIABILITIES. Each Corporation warrants and represents specifically that it has and shall have no material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing, before the Acquisition. "Undisclosed Liabilities", as used herein, includes without limitation, contingent liabilities of any kind or sort, including without limitation, employment contracts, and corporate guaranties;

     (14.8) NO BREACH OF OTHER AGREEMENTS. Each Corporation warrants and represents that this Agreement, and the faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other. Neither the execution and delivery of this Plan of Reorganization and Acquisition, the consummation of the transactions herein contemplated nor the fulfillment of or compliance with the terms and provisions hereof or thereof will (i) result in or constitute a material default under, its articles or by-laws or any material agreement to which its is a party, (ii) constitute an event which would permit any party to any material agreement with it, to terminate such agreement or to accelerate the maturity of any indebtedness of it or other obligation of it, or
(iii) result in the creation or imposition of any encumbrance upon its Shares or any of its assets.

     (14.9) CAPITAL STOCK. Each Company warrants and represents that the issued and outstanding shares and all shares of capital stock of such corporation, is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquire further shares of such Corporation, except as mutually disclosed, represented and warranted in
Article  I,  Part  B,  hereinabove.

     (14.10) BROKERS' OR FINDER'S FEES. Each Corporation warrants and represents that is aware of no claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

15.  MISCELLANEOUS  PROVISIONS

     (15.1) At the Closing Date, their shall be no undisclosed changes from that reflected in the financial and other statements exchanged by the parties.

     (15.2) Except as required by law, no party shall provide any information concerning the Acquisition or any aspect of the transactions contemplated by this Agreement to anyone other than their respective officers, employees and representatives without the prior written consent of the other parties hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other.

     (15.3) This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

     (15.4) The Parties to this agreement have no wish to engage in costly or lengthy litigation with each other. Accordingly, any and all disputes which the parties cannot resolve by agreement or mediation, shall be submitted to binding arbitration under the rules and auspices of the American Arbitration Association, as a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes which may occur.

     (15.5) If any provision of this Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

     (15.6) No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

     (15.7) The parties acknowledge that both they and their counsel have reviewed and revised this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of Nevada .

     THIS PLAN OF REORGANIZATION AND ACQUISITION is executed on behalf of each Company by its duly authorized representatives, and attested to, pursuant to the laws of its respective place of incorporation and in accordance with its constituent documents.


                          Snohomish Equity Corporation
                                       by

               /s/Jeffrey A. Harry          /s/Jena Minnick-Harry
                  Jeffrey A. Harry             Jena Minnick-Harry
                  president/director           secretary/treasurer/director


                          Webservices Innovations, Inc.
                                       by


               /s/Jeffrey A. Harry          /s/Jena Minnick-Harry
                  Jeffrey A. Harry             Jena Minnick-Harry
                  president/director           secretary/treasurer/director

--------------------------------------------------------------------------------
                                  ATTACHMENT B

                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

                          SNOHOMISH EQUITY CORPORATION
                           24843 Del Prado, Suite 318
                               Dana Point CA 92629

                             AUDIT COMMITTEE REPORT


     The audit committee of Snohomish Equity Corporation for the fiscal year ending December 31, 2000, currently, was and is composed of its Board of Directors, Jeffrey A. Harry and Jena Minnick-Harry. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Corporation's independent accountants.

     Management is responsible for Snohomish's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of Snohomish's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that Snohomish's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Snohomish's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     Based upon Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in Snohomish's SEC Reports and filings, on Form 10-KSB for the year ended December 31, 2000 filed with the Securities and Exchange Commission previously, and such other filings and reports were appropriate or required.

--------------------------------------------------------------------------------
                                  ATTACHMENT C

                  AUDITED FINANCIAL STATEMENTS: SNOHO  12/31/00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SNOHOMISH EQUITY CORPORATION
                          (a Development Stage Company)
                          AUDITED FINANCIAL STATEMENTS
                                 FOR YEARS ENDED
                           DECEMBER 31, 2000 AND 1999
--------------------------------------------------------------------------------

                          SNOHOMISH EQUITY CORPORATION
                          (a Development Stage Company)
                              FINANCIAL STATEMENTS
                           December 31, 2000 and 1999


                                 C O N T E N T S



Independent  Auditors'  Report  .                                           24

 Balance  Sheets                                                            25

 Statements  of  Operations                                                 26

 Statement  of  Stockholders'  Equity  .                                    27

 Statements  of  Cash  Flows                                                28

Notes  to  the  Financial  Statements  .                               29 - 30

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders of Snohomish Equity Corporation

We have audited the accompanying Balance Sheets of Snohomish Equity Corporation (a Development Stage Company) as of December 31, 2000 and 1999 and the related Statements of Operations, stockholders' equity and cash flows for the years then ended and from inception on April 8, 1992 through December 31, 2000. These Financial Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Financial Statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Financial Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Financial Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the Financial Statements referred to above present fairly, in all material respects, the financial position of Snohomish Equity Corporation (a Development Stage Company) as of December 31, 2000 and 1999 and the results of its operations and cash flows for the years then ended and from inception on April 8, 1992 through December 31, 2000 in conformity with generally accepted accounting principles.

The accompanying Financial Statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the Financial Statements, the Company has minimal assets and no operations and is dependent upon financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The Financial Statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Chisholm  &  Associates
Chisholm  &  Associates
Salt  Lake  City,  Utah
March  22,  2001

                          SNOHOMISH EQUITY CORPORATION
                          (a Development Stage Company)
                                 Balance Sheets

                                     ASSETS

                                                       December  31,
                                               2000                     1999
--------------------------------------------------------------------------------

Current  assets
   Cash                                      $         0       $               0
                                             -----------------------------------
Total  Current  Assets                                 0                       0
                                             -----------------------------------
      Total  Assets                          $         0       $               0
                                             ===================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current  Liabilities
   Accounts  payable-related  party              10,657                   16,681
                                             -----------------------------------
       Total  Current  Liabilities               10,657                   16,681
                                             -----------------------------------

Stockholders'  Equity
   Common  Stock,  authorized
   50,000,000  shares  of  $.001  par  value,
   3,560,500  and  2,010,000  shares
   issued  and  outstanding,  respectively        3,560                    2,010
   Additional Paid in Capital                    20,945                    6,990
   Deficit  Accumulated  During  the
     Development  Stage                         (35,162)                (25,681)
                                            ------------------------------------
       Total  Stockholders'  Equity             (10,657)                (16,681)
                                            ------------------------------------
Total Liabilities and Stockholders' Equity  $         0              $         0
                                            ====================================

  The accompanying notes are an integral part of these financial statements.

                          SNOHOMISH EQUITY CORPORATION
                          (a Development Stage Company)
                            Statements of Operations

                                                                      Deficit
                                                                    Accumulated
                                        For  the  years              during  the
                                       ended December 31,           development
                                     2000             1999             Stage
--------------------------------------------------------------------------------

Revenues:                         $          0   $           0    $           0

Expenses:
   General  & Administrative             9,481          16,681           35,162
                                  ----------------------------------------------
          Total  Expenses                9,481          16,681           35,162
                                  ----------------------------------------------
Net  (Loss)                       $     (9,481)   $    (16,681)   $     (35,162)
                                  ==============================================
Net  Loss  Per  Share             $      (0.00)   $      (0.01)   $       (0.02)
                                  ==============================================
Weighted average
shares outstanding                   2,526,833       2,010,000        2,060,759
                                  ==============================================

  The accompanying notes are an integral part of these financial statements.

                          SNOHOMISH EQUITY CORPORATION
                          (a Development Stage Company)
                        Statement of Stockholders' Equity

                                                                      Additional          Deficit
                                                                       Paid-in          Accumulated
                                                                       Capital          During  the
                                               Common  Stock        (Discount  on      Development
                                          Shares          Amount         Stock)           Stage
-----------------------------------------------------------------------------------------------------
Balance  at  beginning  of  development
 stage  -  April  8, 1992             2,000,000     $        2,000   $        6,000     $          0

Net  loss  December  31,  1992                0                  0                0           (8,000)
-----------------------------------------------------------------------------------------------------

Balance December  31,  1992           2,000,000              2,000            6,000           (8,000)

Net  loss  December  31,  1993                0                  0                0                0
-----------------------------------------------------------------------------------------------------
Balance December  31,  1993           2,000,000              2,000            6,000           (8,000)

Net  loss  December  31,  1994                0                  0                0                0
-----------------------------------------------------------------------------------------------------
Balance December  31,  1994           2,000,000              2,000            6,000           (8,000)

Net  loss  December  31,  1995                0                  0                0                0
-----------------------------------------------------------------------------------------------------
Balance December  31,  1995           2,000,000              2,000            6,000           (8,000)

Net  loss  December  31,  1996                0                  0                0                0
-----------------------------------------------------------------------------------------------------
Balance December  31,  1996           2,000,000              2,000            6,000           (8,000)

Net  loss  December  31,  1997                0                  0                0                0
-----------------------------------------------------------------------------------------------------
Balance December  31,  1997           2,000,000              2,000            6,000           (8,000)

Common stock issued for services         10,000                 10              990                0

Net  loss  December  31,  1998                0                  0                0           (1,000)
-----------------------------------------------------------------------------------------------------
Balance December  31,  1998           2,010,000              2,010            6,990           (9,000)

Net  loss  December  31,  1999                0                  0                0          (16,681)
-----------------------------------------------------------------------------------------------------
Balance, December 31, 1999            2,010,000              2,010            6,990          (25,681)

Shares  issued  for  satisfaction  of
   Payables-related  party            1,550,500              1,550           13,955                0

Net  loss  December  31,  2000                0                  0                0           (9,481)
-----------------------------------------------------------------------------------------------------
Balance,  December  31,  2000         3,560,500        $     3,560     $     20,945   $      (35,162)
=====================================================================================================

  The accompanying notes are an integral part of these financial statements.

                          SNOHOMISH EQUITY CORPORATION
                          (a Development Stage Company)
                            Statements of Cash Flows

                                                                               From  inception
                                                                                     on
                                                                               April  8,  1992
                                                   For  the  years                 through
                                                ended  December  31,            December  31,
                                            2000                  1999                2000
----------------------------------------------------------------------------------------------
Cash  Flows  form  Operating
 Activities

     Net  loss                          $     (9,481)    $     (16,681)     $         (35,162)
     Adjustments  to  reconcile
       net  loss  to  net  cash
       provided  by  operations
     Accounts  payable                        (6,024)           16,681                 10,657
Shares issued for services & payables         15,505                 0                 16,505
                                        ------------------------------------------------------
Net  Cash  Flows  used  in
 Operating  Activities                             0                 0                 (8,000)
                                        ------------------------------------------------------
Cash  Flows  from  Investment
 Activities:                                       0                 0                      0
                                        ------------------------------------------------------
Cash  Flows  from  Financing
 Activities:
    Stock  issued  for  cash                       0                 0                  8,000
                                        ------------------------------------------------------
Net  increase  (decrease) in cash                  0                 0                      0

Cash,  beginning  of  year                         0                 0                      0

Cash,  end  of year                     $          0      $          0      $               0
                                        ------------------------------------------------------
Supplemental  Cash  Flow  Information
   Cash  Paid  for:
     Interest                           $          0      $          0      $               0
                                        ------------------------------------------------------
     Taxes                              $          0      $          0      $               0
                                        ======================================================

  The accompanying notes are an integral part of these financial statements.

                          SNOHOMISH EQUITY CORPORATION
                          (a Development Stage Company)
                       Notes to The   Financial Statements
                           December 31, 2000 and 1999

NOTE  1  -  Summary  of  Significant  Accounting  Policies

     a.  Organization

     Snohomish Equity Corporation is a Texas corporation organized on April 8, 1992 under the name of Snohomish Equity Group, Inc., for the purpose of seeking out one or more potential business ventures. The Company was formally reorganized in the State of Nevada on December 8, 1998 and the name was changed to Snohomish Equity Corporation. The Company currently has no significant operations and is the development stage.

     b.  Accounting  Method

     The Company recognizes income and expenses on the accrual basis of accounting.

     c.  Earnings  (Loss)  Per  Share

          The  computation of earnings per share of common stock is based on the
weighted  average number     of shares outstanding at the date of the  Financial
Statements.

     d.  Cash  and  Cash  Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Provision  for  Income  Taxes

     No provision for income taxes has been recorded due to net operating loss carry forwards totaling approximately $35,000 that will be offset against future taxable income. Since the Company is in the development stage, no provision for income taxes has been made.

     Deferred tax assets and the valuation account is as follows at December 31, 2000 and 1999.

                                                December  31,
                                             2000         1999
                       -----------------------------------------
     Deferred  tax  asset:
        NOL  carry forward           $     11,900         3,852
     Valuation  allowance                 (11,900)       (3,852)
                       -----------------------------------------
     Total                           $          0    $        0
                       =========================================

                          SNOHOMISH EQUITY CORPORATION
                          (a Development Stage Company)
                       Notes to the   Financial Statements
                           December 31, 2000 and 1999

NOTE  2  -  Going  Concern

     The accompanying Financial Statements have been prepared assuming that the Company will continue as a going concern. The Company is dependent upon raising capital to continue operations. The Financial Statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to raise additional funds to begin its intended operations, or find an operating company to merge with.

NOTE  3  -  Development  Stage  Company

     The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues.

NOTE  4  -  Stockholders'  Equity

     In April 1992, 2,000,000 shares of common stock were issued in exchange for cash of $8,000.

     In January 1998, 10,000 shares of common stock were issued to officers in exchange for services valued at $1,000.

     In August 2000, 1,550,500 shares were issued to satisfy payables incurred in connection with a financial and consulting contract with Intrepid International, a related party.

NOTE  5  -  Related  Party  Transactions

     The Company entered into a financial and consulting agreement with Intrepid International for services. Intrepid plays a significant role in management and employees of Intrepid are shareholders of the Company. The Company was indebted to Intrepid for services performed in 2000 and 1999. The balance due Intrepid was $10,657 and $16,681 at December 31, 2000 and 1999, respectively. Intrepid employees received 1,550,500 shares of stock during the year for services valued at $15,505.

--------------------------------------------------------------------------------
                                  ATTACHMENT D

                 UN-AUDITED FINANCIAL STATEMENTS: SNOHO 6/30/01
--------------------------------------------------------------------------------

                          SNOHOMISH EQUITY CORPORATION
                          (a Development Stage Company)
                           BALANCE SHEETS (UNAUDITED)
                  for the fiscal year ended December 31, 2000
                     and for the period ended June 30, 2001

                                                       June 30,   December 31,
                                                         2001       2000
---------------------------------------------------------------------------
      ASSETS
CURRENT ASSETS
Total Current Assets. . . . . . . . . . . . . . . . .  $    -0-   $    -0-
TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . .       -0-        -0-
                                                       ---------  ---------
TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . .  $    -0-   $    -0-
                                                       =========  =========
      LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES

Account payable . . . . . . . . . . . . . . . . . . .    21,026     10,657
                                                       ---------  ---------
TOTAL LIABILITIES . . . . . . . . . . . . . . . . . .    21,026     10,657

STOCKHOLDERS' EQUITY
Common Stock, $.001 par value; authorized 50,000,000
   shares; issued and outstanding, 3,560,500 shares
   and 3,560,500 shares . . . . . . . . . . . . . . .     3,560      3,560

Additional Paid In Capital. . . . . . . . . . . . . .    20,945     20,945
Accumulated Surplus (Deficit) . . . . . . . . . . . .   (45,531)   (35,162)
                                                       ---------  ---------
Total Stockholders' Equity. . . . . . . . . . . . . .   (21,026)   (10,657)
                                                       ---------  ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY. . . . . .  $    -0-   $    -0-
                                                       =========  =========

                  The accompanying notes are an integral part
                         of these financial statements.

                          SNOHOMISH EQUITY CORPORATION
                          (a Development Stage Company)
                            STATEMENTS OF OPERATIONS
                      for the periods ended June 30, 2000
                                    and 2001

                                                                                               From
                                               From April             From January          Inception
                                                1, 2001                  1, 2001              April
                                                through                  through           8, 1992) to
                                                June 30,                 June 30,            June 30,
                                          2001         2000         2001         2000         2,001
------------------------------------------------------------------------------------------------------
  Revenues. . . . . . . . . . . . . .  $      -0-   $      -0-   $      -0-   $      -0-   $      -0-
                                       -----------  -----------  -----------  -----------  -----------
  Expenses; General & Administrative.       8,569        2,822       10,369        7,167       45,531
                                       -----------  -----------  -----------  -----------  -----------
  Net Loss from Operations. . . . . .      (8,569)      (2,822)     (10,369)      (7,167)     (45,531)
  Net Income (Loss) . . . . . . . . .  $   (8,569)  $   (2,822)  $  (10,369)  $   (7,167)  $  (45,531)
                                       ===========  ===========  ===========  ===========  ===========
  Gain (Loss) per Share . . . . . . .  $    (0.00)  $    (0.00)  $    (0.00)  $    (0.00)  $    (0.02)
                                       ===========  ===========  ===========  ===========  ===========
  Weighted Average
      Shares Outstanding. . . . . . .   3,560,500    2,010,000    3,560,500    2,010,000    2,173,211
                                       ===========  ===========  ===========  ===========  ===========

                  The accompanying notes are an integral part
                         of these financial statements.

                          SNOHOMISH EQUITY CORPORATION
            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (UNAUDITED)
            for the period from inception of the Development Stage on
                    April 8, 1992 through December 31, 1992,
            for the fiscal years ended December 31, 1993 through 2000
                     and for the period ended June 30, 2001


                                                       Additional Accumulated  Total Stock-
                                      Common     Par     Paid-In    Equity  holders' Equity
                                       Stock    Value   Capital   (Deficit)   (Deficit)
-------------------------------------------------------------------------------------------
Balance on April 8, 1992. . . . . .  2,000,000  $2,000  $  6,000  $           $   8,000
Net Loss during 1992. . . . . . . .          0       0         0     (1,170)          0
                                   -----------------------------------------------------
Balance at December 31, 1992. . . .  2,000,000   2,000     6,000     (1,170)      6,830
Net Loss during 1993. . . . . . . .          0       0         0     (1,600)          0
                                   -----------------------------------------------------
Balance at December 31, 1993. . . .  2,000,000   2,000     6,000     (2,770)      5,230
Net Loss during 1994. . . . . . . .          0       0         0     (1,600)          0
                                   -----------------------------------------------------
Balance at December 31, 1994. . . .  2,000,000   2,000     6,000     (4,370)      3,630
Net Loss during 1995. . . . . . . .          0       0         0     (1,600)          0
                                   -----------------------------------------------------
Balance at December 31, 1995. . . .  2,000,000   2,000     6,000     (5,970)      2,030
Net Loss during 1996. . . . . . . .          0       0         0     (1,600)          0
                                   -----------------------------------------------------
Balance at December 31, 1996. . . .  2,000,000   2,000     6,000     (7,570)        430
Net Loss during 1997. . . . . . . .          0       0         0       (430)          0
                                   -----------------------------------------------------
Balance at December 31, 1997. . . .  2,000,000   2,000     6,000     (8,000)          0
Shares issued for services rendered     10,000      10       990          0           0
                                   -----------------------------------------------------
Net Loss during 1998. . . . . . . .          0       0         0     (1,000)          0
Balance at December 31, 1998. . . .  2,010,000   2,010     6,990     (9,000)          0
                                   -----------------------------------------------------
Net Loss during 1999. . . . . . . .          0       0         0    (16,681)          0
Balance at December 31, 1999. . . .  2,010,000   2,010     6,990    (25,681)    (16,681)
Shares issued for satisfaction of  -----------------------------------------------------
    Payables-related  party . . . .  1,550,500   1,550    13,955          0           0
Net Loss during 2000. . . . . . . .          0       0         0     (9,481)          0
                                   -----------------------------------------------------
Balance at December 31, 2000. . . .  3,560,500   3,560    20,945    (35,162)    (10,657)
Net Loss during period. . . . . . .          0       0         0    (10,369)          0
                                   -----------------------------------------------------
Balance at June 30, 2001. . . . . .  3,560,500   3,560    20,945    (45,531)    (21,026)

                  The accompanying notes are an integral part
                         of these financial statements.

                                    SNOHOMISH EQUITY CORPORATION
                                    (a Development Stage Company)
                                      STATEMENTS OF CASH FLOWS
                            for the periods ended June 30, 2000 and 2001

                                                                         From
                                              From January            Inception
                                                1, 2001                 April
                                                through              8, 1992) to
                                                June 30,              June 30,
                                            2001       2000             2,001
---------------------------------------------------------------------------------
Operating Activities

  Net Income (Loss)                        $(10,364)     $(7,167)      $(45,531)

Increase in accounts payable . . . . .       10,364        7,167         21,026
Shares issue for services and payables.
Cash (used) in operations                         0            0         16,505
                                     -------------------------------------------

Net Cash from Operations . . . . . . .            0            0         (8,000)

Financing activities:

Stock issued for cash. . . . . . . . .            0            0          8,000

Cash at beginning of Period. . . . . .            0            0              0

Increase (Decrease) in Cash. . . . . .            0            0              0

Cash at End of Period. . . . . . . . .  $         0     $      0        $     0
                                      ==========================================

                  The accompanying notes are an integral part
                         of these financial statements.

                           SNOHOMISH EQUITY CORPOATION
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                  June 30, 2001


NOTES  TO  FINANCIAL  STATEMENTS

Snohomish Equity Corporation ("the Company") has elected to omit substantially all footnotes to the financial statements for the period ended June 30, 2001, since there have been no material changes (other than indicated in other footnotes) to the information previously reported by the Company in their Annual Report filed on Form 10-KSB for the fiscal year ended December 31, 2000.

UNAUDITED  INFORMATION

The information furnished herein was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are, in the opinion of management, necessary to properly reflect the results of the period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

--------------------------------------------------------------------------------
                                  ATTACHMENT E

                          WEB ORGANIZATION AND BUSINESS
--------------------------------------------------------------------------------

                        ITEM 1.  DESCRIPTION OF BUSINESS.


 (A)  BUSINESS  DEVELOPMENT.

      (1) FORM AND YEAR OF ORGANIZATION. This Corporation, Webservices Innovations, Inc. (formally "the Registrant" and more commonly "we, us and our") was incorporated in the state of Nevada on May 19, 1999 as Webmaster.com, Inc. Upon discovery of a corporate name conflict we changed to our present name. On May 22, 1999, we issued 4,070,800 shares of common stock valued at a total of $407.08, to our Seven Initial Founders for organizational services at par value ($0.0001). On June 15, 1999 we issued 880,000 shares to our thirteen investing founders, at $0.125 per share, for a total of $110,000.00. As a result of the foregoing, we have 4,950,800 shares issued and outstanding. For more information about our placements of unregistered securities, please see Item 4 of Part II. We are a development stage company. We have enjoyed no revenues to date.

      (2) BANKRUPTCY, RECEIVERSHIP OR SIMILAR PROCEEDING. None from inception to date.

 (B) BUSINESS OF THE ISSUER. We are in development to become a full-service web communication group specializing in the production of all types of corporate presentation media including web-based multi-media presentations, streaming video production, CD Rom authoring, corporate Powerpoint presentations and slide production, as well as complete on-line corporate meeting production and broadcasting of corporate events. We will also provide services for corporate event production such as annual shareholders meetings. We will work with each client to serve their communication needs.

     We will design a customized corporate identity in all the products we offer, whether in a simple website Powerpoint presentation to complete digital video production and streaming video. Our products will consist of a range of multi-media outlets. We will also use other mediums for our products such as CD Roms, DVDs, e-mail, and video conferencing. For client's video projects we will write, shoot, edit, add narration, music, special motion graphics and visual effects and deliver beautiful finished video productions tailored specifically to each client's needs. For powerpoint presentations we will offer an extremely experienced team of multimedia designers skilled in the production of Powerpoint presentations. We will produce these presentations using existing client data and/or producing original artwork, animations, transitions and backgrounds.

Our  services  will  include  the  following:

     Computer Graphics - Adobe based software, PC & MAC computer systems, high resolution color slides, CD Roms and website design.

     Video Production - Scripts, Location and studio shooting, off and on-line editing.

     Photography - Product and model photography, location photography, 35 mm and digital.

     Sound  Services - narration and casting, editing, music library, soundtrack
production,  mixing,     mastering,  duplication.

     Art  and  Graphics  -  Design  consultation,  art direction, signs, website
enhancement,  original     artwork  and  company  identity.

     Creative  services  -  Concepts,  outlines,  storyboards,  scripts.

     Production Coordination - Quality and traffic control, on-site coordination
of  location  shooting,     talent,  permits,  scheduling.

     Multi-media  presentations - Original show designed and created for website
and/or  CD  Rom,     updates  on  web  presentations, e-mail condensed versions.

     Corporate Event Staging - on-site set up, stage management, event design and coordination, multi-media slide programming.

     Our target market will consist of public corporations with approximately 100 to 1000 shareholders. The average client will be a fairly young company or newly trading companies. Average clients will have 25 or more employees and an annual revenue of over $25 million.

     We will obtain clients by contacting recent trading companies on various exchanges. We will promote our business through personal selling. Potential clients will receive a multi-media presentation via e-mail or CD rom which will display our companies services and direct them to our website for more information. This advertising method is the most beneficial by enabling us to actually demonstrate our products and services. Another avenue of promotion will be through strategic alliances with public accountants specializing in public companies and Securities attorneys. The alliances will be based on receiving word of mouth referrals from accountants and attorneys in exchange for complimentary products for their firms. The degree of complimentary products and services will vary upon the number of clients obtained through their referrals.

      (1) COMPETITIVE BUSINESS CONDITIONS AND THE SMALL BUSINESS ISSUER'S COMPETITIVE POSITION IN THE INDUSTRY. The multi-media industry is one of the most evolving industries in the world making it difficult to keep up with the changes. Many well-established companies and many new ventures are in or entering this dynamic field. There can be no assurance that we can compete effectively, or that other technologies or approaches will not arise that obviate our concept.

      (2) ESTIMATE OF AMOUNT SPENT ON RESEARCH AND DEVELOPMENT IN EACH OF LAST TWO YEARS. None.

      (3)  COSTS  AND  EFFECTS  OF  COMPLIANCE  WITH  ENVIRONMENTAL  LAWS.  Not
Applicable

      (4)  NUMBER  OF  TOTAL  EMPLOYEES  AND  FULL-TIME  EMPLOYEES.  We have two
Officers that devote their time to the development of the company without compensation at present.


       ITEM 2.  MANAGEMENTS DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.


 (A)  PLAN  OF  OPERATION.

      (1) CASH REQUIREMENTS AND OF NEED FOR ADDITIONAL FUNDS, TWELVE MONTHS. We have an immediate and forseeable need for additional funding, from sources outside of its circle of shareholders, during the next twelve months; however, as a practical matter we cannot begin to formulate the capital requirements, before the completion of this 1934 Act Registration, and the achievement of quotability on the OTCBB. Management estimates that we need $500,000 to launch and another $500,000 to continue operations for the next twelve months. We expect to raise our launch-capital privately, from knowledgeable investors. It is less clear whether we will succeed in raising continuation capital, unless our launch and early revenue generation appear attractive.

     Accordingly,  two  cautionary  considerations  are  material:

     First, that we may not be able to achieve required funding and may not be able to proceed at our desired pace of development, or, in the worst case, at all.

     Second, even if we are successful in raising capital through the sources specified, there can be no assurances that any such financing would be available in a timely manner or on terms acceptable to us and our current shareholders. Additional equity financing could be dilutive to our then existing shareholders, and any debt financing could involve restrictive covenants with respect to future capital raising activities and other financial and operational matters.

     In this connection, is necessary to understand the importance of our achieving quote-ability of our common stock. Investors considering a start up venture are less likely to favor an issuer whose shares are not tradeable, than one whose shares are quoted, at some bid and ask, on the OTCBB (Over-The-Counter Bulletin Board) or an exchange. In order to apply to OTCBB, we must complete this 1934 Act Registration clear of comments by SEC Staff. We do not anticipate any contingency upon which we would voluntarily cease filing reports with the SEC, even though we may cease to be required to do so. We would continue to file voluntarily in our own best interests in order to remain quoted on OTCBB, if and when we reach that stage. It is in our compelling interest to report its affairs quarterly, annually and currently, as the case may be, generally to provide accessible public information to interested parties, and also specifically to maintain its qualification for the OTCBB, if and when the Issuer's intended application for submission be effective.

     To launch properly, we should have secured facilities, engaged an initial staff, and conducted our first run of advertising. The geographic area of our initial advertising would be limited and depend on the extent of our funding. We assume that by the sixth month of operation, successful or not, additional capital would be required to assure our ability to remain in operation and handle increasing interest in our services.

     It may be possible for us to begin minimal operation with some debt financing at commercially reasonable results. A minimal start would involve only our immediately local area, and only local and targeted advertising. It would not involve a sales force or more than one or two additional employees. We do not have sufficient borrowing power or available security interests to offer. We do not place reliance on our ability to borrow much, if at all.

     There can be no assurance that you we be successful in raising capital through private placements or otherwise. Even if we are successful in raising capital through the sources specified, there can be no assurances that any such financing would be available in a timely manner or on terms acceptable to us and our current shareholders, Additional equity financing could be dilutive to our then existing shareholders, and any debt financing could involve restrictive covenants with respect to future capital raising activities and other financial and operational matters.

      (2)  SUMMARY  OF PRODUCT RESEARCH AND DEVELOPMENT. None. Please Item 1(b).

      (3)  EXPECTED  PURCHASE  OR  SALE OF PLANT AND SIGNIFICANT EQUIPMENT. None

      (4) EXPECTED SIGNIFICANT CHANGE IN THE NUMBER OF EMPLOYEES. We anticipate to hire a sales manager upon launch of operations, as may be warranted. At this stage, no launch date can be estimated.

 (B) DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS. Reference is made to Note (a) of our Auditor's Report: The Company is currently focusing on raising capital to develop its operations; (Note 2-Going Concern) The accompanying financial statements have been prepared assuming that the

Company will continue as a going concern. The Company is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to raise capital in order to define their business operations, thus creating necessary operating revenues; (Note 3-Development Stage Company) The Company is a development stage company as defined in Financial Accounting Standards Board Statement 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate operating revenues.

     Our first Fiscal Year ended March 31, 2000. Our financial condition is substantially unchanged since the end of our first fiscal year. Our second Fiscal Year ended March 31, 2001. Our financial condition is substantially unchanged during these periods. Our activities during these periods has consisted of organization, changing our corporate name, and refining our business plan.

--------------------------------------------------------------------------------
                                  ATTACHMENT F

                   AUDITED FINANCIAL STATEMENTS: WEB  3/31/01
--------------------------------------------------------------------------------

                          WEBSERVICES INNOVATIONS, INC.

                         (Formerly Webmaster.com, Inc.)

                          (A Development Stage Company)

                              Financial Statements

                             March 31, 2001 and 2000

                                    CONTENTS


Independent  Auditors  Report                            45

Balance  Sheet                                           46

Statement  of  Operations                                47

Statement  of  Stockholders'  Equity                     48

Statement  of  Cash  Flows                               49

Notes  to  the  Financial  Statements               50 - 51

                          Independent Auditors' Report


To  the  Board  of  Directors
and  Stockholders  of
WebServices  Innovations,  Inc.

We have audited the accompanying balance sheets of WebServices Innovations, Inc. (formerly Webmaster.com, Inc.) (a development stage company) (a Nevada corporation) as of March 31, 2001 and 2000 and the related statements of operations, stockholders' equity and cash flows for the years then ended and from inception on May 19, 1999 through March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WebServices Innovations, Inc. as of March 31, 2001 and 2000 and the results of its operations and cash flows for the years then ended and from inception on May 19, 1999 through March 31, 2001 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has little operating capital, no revenues and is dependent on financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/Chisholm  &  Associates
Chisholm  &  Associates
North  Salt  Lake,  Utah
May  18,  2001

                          WEBSERVICES INNOVATIONS, INC.
                         (Formerly Webmaster.com, Inc.)
                          (A Development Stage Company)
                                 Balance Sheets


                                           March  31,         March  31,
                                              2001               2000
-------------------------------------------------------------------------

ASSETS

Current  Assets
    Cash                                $     2,434          $     7,500
    Prepaid  Expenses                             0                5,524
                                        ---------------------------------
      Total  Current  Assets                  2,434               13,024
                                        ---------------------------------
      Total  Assets                    $      2,434          $    13,024
                                        =================================

LIABILITIES  &  STOCKHOLDERS'  EQUITY

Current  Liabilities
    Accounts  Payable                  $      4,932          $         0
                                        ---------------------------------
        Total  Liabilities                    4,932                    0
                                        ---------------------------------

Stockholders'  Equity

Common stock, par value $.001; 50,000,000
shares authorized, 4,950,800 shares issued
and outstanding                               4,951                4,951
    Additional  paid-in  capital            109,120              109,120
Deficit accumulated during
the development stage                      (116,569)            (101,047)
                                        ---------------------------------
        Total  Stockholders'  Equity         (2,498)              13,024
                                        ---------------------------------
Total Liabilities and
Stockholders' Equity                   $      2,434          $    13,024
                                       ==================================

  The accompanying notes are an integral part of these financials statements.

                          WEBSERVICES INNOVATIONS, INC.
                         (Formerly Webmaster.com, Inc.)
                          (A Development Stage Company)
                            Statements of Operations


                                                                   From
                                                               inception  on
                                 For the Year   For the Year      May  19,
                                    Ended          Ended         1999  to
                                  March  31      March  31       March  31
                                     2001          2000            2001
--------------------------------------------------------------------------------

Revenue                          $        0     $         0     $          0
                                 --------------------------------------------
Expenses
   General  &  Administrative        15,522         101,047          116,569
                                 --------------------------------------------
Net  income  (loss)              $  (15,522)    $  (101,047)    $   (116,569)
                                 =============================================
Net  income  (loss)  per  share  $     (.00)    $      (.02)    $       (.02)
                                 =============================================
Weighted  average
     Outstanding  shares          4,950,800       4,862,800        4,904,484
                                 =============================================

  The accompanying notes are an integral part of these financial statements.

                          WEBSERVICES INNOVATIONS, INC.
                         (Formerly Webmaster.com, Inc.)
                          (A Development Stage Company)
                       Statements of Stockholders' Equity
                     For the Period May 19, 1999 (Inception)
                             through March 31, 2001

                                                                                  Deficit Accumulated
                                                                     Additional        During the
                                            Common  Stock              Paid-In        Development
                                        Shares         Amount          Capital           Stage
-----------------------------------------------------------------------------------------------------
Balance  at  inception  May 19, 1999             0       $        0    $          0    $         0

Common stock issued for
services at $.001 per share              4,070,800            4,071               0              0

Common stock issued for
cash at $.125 per share                    880,000              880         109,120              0

Net  Loss  for  the  year  ended
    March 31, 2000                               0                0               0       (101,047)
                                       ------------------------------------------------------------
Balance  March  31,  2000                4,950,800            4,951         109,120       (101,047)

Net  Loss  for  the  year  ended
     March 31, 2001                              0                0               0        (15,522)
                                       ------------------------------------------------------------
Balance  March 31, 2001                  4,950,800      $     4,951   $     109,120    $  (116,569)
                                       ============================================================

  The accompanying notes are an integral part of these financial statements.

                          WEBSERVICES INNOVATIONS, INC.
                         (Formerly Webmaster.com, Inc.)
                          (A Development Stage Company)
                            Statements of Cash Flows

                                                                     From
                                                                   Inception
                                For the Year      For the Year       May 19,
                                    Ended            Ended          1999  to
                                   March 31         March 31        March 31
                                     2001             2000            2001
--------------------------------------------------------------------------------

Cash Flow Used By Operations:
Net  Loss                       $   (15,522)     $   (101,047)     $   (116,569)
Adjustment to reconcile net loss to
net cash used by Operations:
Stock issued for services                 0             4,071             4,071
(Increase)/Decrease
in Prepaid expenses                   5,524            (5,524)                0
(Decrease)/Increase
in Accounts Payable                   4,932                 0             4,932
                                ------------------------------------------------

Net Cash Flows Used in
Operating Activities                (5,066)          (102,500)         (107,566)
                                ------------------------------------------------
Cash Flow Used For
Investing Activities                     0                  0                 0
                                ------------------------------------------------
Cash Flow From Financing Activities
Shares issued for cash                   0            110,000           110,000
                                ------------------------------------------------
Increase (Decrease) in Cash         (5,066)             7,500             2,434

Cash-Beginning  of  Period           7,500                  0                 0
                                ------------------------------------------------
Cash-End  of  Period           $     2,434        $     7,500      $      2,434
                                ================================================
Supplemental  Cash  Flow  Information:
Cash Paid for:
Interest                       $         0        $         0      $          0
Taxes                          $         0        $         0      $          0

Non-Cash  Financing  Activities
     During the year ended March 31, 2000, the Company issued 4,070,800 shares of common stock for services valued at $4,071.

  The accompanying notes are an integral part of these financial statements.

                          WEBSERVICES INNOVATIONS, INC.
                         (Formerly Webmaster.com, Inc.)
                          (A Development Stage Company)
                          Notes to Financial Statements
                             March 31, 2001 and 2000

NOTE  1  -  SIGNIFICANT  ACCOUNTING  POLICIES

     a.  Organization

       WebServices Innovations, Inc. ("the Company"), formerly Webmaster.com, Inc., was incorporated under the laws of the State of Nevada on May 19, 1999. On February 14, 2001, the Company changed its name from Webmaster.com, Inc. to WebServices Innovations, Inc. The Company was formed to provide communication services and resources over the internet. The Company is currently focusing on raising capital to develop its operations.

     b.  Accounting  Method

     The Company recognizes income and expenses on the accrual basis of accounting.

     c.  Earnings  (Loss)  Per  Share

     The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

                             Income  (loss)       Shares            Per-Share
                              (Numerator)      (Denominator)          Amount
-------------------------------------------------------------------------------
     For  the  year  ended
        March  31,  2001:
        Basic  EPS
           Income  (loss)  to  common
             stockholders     $     (15,522)          4,950,800     $     (.00)
                              =================================================

     For  the  year  ended
               March  31,  2000:
        Basic  EPS
           Income  (loss)  to  common
             stockholders     $     (101,047)          4,862,800     $     (.02)
                              ==================================================

     From  inception  on  May  19,
         1999  to  March  31,  2001:
        Basic  EPS
           Income  (loss)  to  common
            stockholders     $     (116,569)          4,904,484     $     (.02)
                             ===================================================

     d.  Cash  and  Cash  Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

                          WEBSERVICES INNOVATIONS, INC.
                         (Formerly Webmaster.com, Inc.)
                          (A Development Stage Company)
                          Notes to Financial Statements
                             March 31, 2001 and 2000

NOTE  1  -  SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

     e.  Provision  for  Income  Taxes

     No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $116,569 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2020. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater change the carryforward will expire unused.

    Deferred tax assets and the valuation account is as follows at March 31, 2001 and 2000:
                                               March  31,      March  31,
     Deferred  tax  asset:                        2001            2000
                                         -------------------------------------
        NOL  carrryforward               $         39,600     $      34,000
     Valuation  allowance                         (39,600)          (34,000)
                                         -----------------------------------
     Total                               $              0     $           0
                                         ===================================

     f.  Use  of  Estimates  in  the  Preparation  of  Financial  Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets, liabilities and expenses involve extensive reliance on management's estimates. Actual results could differ from those estimates.

NOTE  2  -  GOING  CONCERN

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has few assets and no operations and is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to raise capital in order to define their business operations, thus creating necessary operating revenue.

NOTE  3  -  DEVELOPMENT  STAGE  COMPANY

        The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues.

--------------------------------------------------------------------------------
                                  ATTACHMENT F

                  UN-AUDITED FINANCIAL STATEMENTS: WEB 6/30/01
--------------------------------------------------------------------------------

                          WEBSERVICE INNOVATIONS, INC.
                         (formerly Webmaster.com, Inc.)
                          (a Development Stage Company)
                           BALANCE SHEETS (UNAUDITED)


                                                          June 30,    March 31,
                                                            2001        2001
-------------------------------------------------------------------------------
                                                       (Unaudited)
ASSETS

CURRENT ASSETS
Cash. . . . . . . . . . . . . . . . . . . . . . . . .  $     5,034   $   2,434
                                                       ------------  ----------
TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . .        5,034       2,434
                                                       ------------  ----------
TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . .  $     5,034   $   2,434
                                                       ============  ==========
LIABILITIES & STOCKHOLDERS' EQUITY
LIABILITIES
Accounts payable. . . . . . . . . . . . . . . . . . .  $    26,058   $   4,932
                                                       ------------  ----------
TOTAL LIABILITIES . . . . . . . . . . . . . . . . . .       26,058       4,932
                                                       ------------  ----------

STOCKHOLDERS' EQUITY
Common Stock, $.001 par value; authorized 50,000,000
   shares; issued and outstanding, 4,950,800 shares
   and 4,950,800 shares respectively. . . . . . . . .        4,951       4,951
Additional paid-in capital. . . . . . . . . . . . . .      109,120     109,120
Accumulated equity (deficit). . . . . . . . . . . . .     (135,095)   (116,569)
                                                       ------------  ----------
Total Stockholders' Equity. . . . . . . . . . . . . .      (21,024)     (2,498)
                                                       ------------  ----------
TOTAL STOCKHOLDERS' EQUITY. . . . . . . . . . . . . .  $     5,034   $   2,434
                                                       ============  ==========

  The accompanying notes are an integral part of these financial statements.

                          WEBSERVICES INNOVATIONS, INC.
                         (formerly Webmaster.com, Inc.)
                          (a Development Stage Company)
                      STATEMENTS OF OPERATIONS (UNAUDITED)
                  for the periods ended June 30, 2001 and 2000

                                                          From
                                                      Inception on
                                   From April         May 19, 1999
                                   1, 2000 to            through
                                     June 30,           June 30,
                                2001         2000         2001
                             -----------  -----------  -----------
Revenues. . . . . . . . . .  $    2,600   $      -0-   $    2,600
                             -----------  -----------  -----------
General and Administrative.      21,126        2,906      137,695
                             -----------  -----------  -----------
Net Loss from Operations. .     (18,526)      (2,906)    (135,095)
                             -----------  -----------  -----------
Net Income (Loss) . . . . .  $  (18,526)  $   (2,906)  $ (135,095)
                             ===========  ===========  ===========
Loss per Share. . . . . . .  $    (0.00)  $    (0.00)  $    (0.03)
                             ===========  ===========  ===========
Weighted Average
    Shares Outstanding. . .   4,950,800    4,070,800    4,788,228
                             ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                          WEBSERVICES INNOVATIONS, INC.
                         (formerly Webmaster.com, Inc.)
                          (a Development Stage Company)
            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (UNAUDITED)
             for the period from inception of the Development Stage
            on May 19, 1999, through the fiscal year ended March 31,
                    2001 and the period ended June 30, 2001

                                                   Additional Accumulated  Total Stock-
                                   Common     Par    Paid-In     Equity   holders' Equity
                                    Stock    Value   Capital   (Deficit)     (Deficit)
                                  ---------  ------  --------  ----------  ----------
Common Stock issued at inception  2,419,000  $2,419  $      0  $       0   $   2,419

Common Stock issued for
    operating expenses . . . . .  1,651,800   1,652         0          0           0

Common Stock sold for cash . . .    880,000     880   109,120          0           0

Net Loss for the period. . . . .          0       0         0   (101,047)          0
                                -----------------------------------------------------
Balance at March 31, 2000. . . .  4,950,800  $4,951  $109,120  $(101,047)  $  13,024

Net Loss for the period. . . . .          0       0         0    (15,522)          0
                                -----------------------------------------------------
Balance at March 31, 2001. . . .  4,950,800  $4,951  $109,120  $(116,569)  $  (2,498)

Net Loss for the period. . . . .          0       0         0    (18,526)          0
                                -----------------------------------------------------
Balance at June 30, 2001 . . . .  4,950,800  $4,951  $109,120  $(135,095)  $ (21,024)
                                =====================================================

  The accompanying notes are an integral part of these financial statements.

                                    WEBSERVICES INNOVATIONS, INC.
                                   (formerly Webmaster.com, Inc.)
                                    (a Development Stage Company)
                                 STATEMENTS OF CASH FLOW (UNAUDITED)

                                                                          From
                                                                      Inception on
                                                       From April     May 19, 1999
                                                      1, 2001 to        through
                                                        June 30,        June 30,
                                                    2001       2000       2001
----------------------------------------------------------------------------------
Operating Activities
Net Income (Loss). . . . . . . . . . . . . . . .  $(18,526)  $(2,906)  $(135,095)
Items not effecting cash
  Stock for services . . . . . . . . . . . . . .         0         0       4,071
Increase in account payable. . . . . . . . . . .    21,126     2,906      26,058
                                               ----------------------------------
Net Cash from Operations . . . . . . . . . . . .     2,600         0    (104,966)
Cash Increase (Decrease) . . . . . . . . . . . .     2,600         0    (104,966)
Cash infused from sale/issuance of common stock.         0         0     110,000
                                               ----------------------------------
Net increase (decrease) in cash. . . . . . . . .     2,600         0       5,034
Beginning Cash . . . . . . . . . . . . . . . . .     2,434     7,500           0
                                               ----------------------------------
Cash as of Statement Date. . . . . . . . . . . .  $  5,034   $ 7,500   $   5,034
                                                  =========  ========  ==========

                          WEBSERVICES INNOVATIONS, INC.
                          formerly Webmaster.com, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                  June 30, 2001

NOTES  TO  FINANCIAL  STATEMENTS

Webservices Innovations, Inc. ("the Company") (formerly Webmaster.com, Inc.) has elected to omit substantially all footnotes to the financial statements for the period ended June 30, 2001, since there have been no material changes (other than indicated in other footnotes) to the information previously reported by the Company in their Audited Financial Statements for the Fiscal year ended March 31, 2001.

UNAUDITED  INFORMATION

The information furnished herein was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are, in the opinion of management, necessary to properly reflect the results of the period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.